HIGHLAND FUNDS I

Supplement dated April 24, 2019 to the Summary Prospectus for

Highland Long/Short Healthcare Fund (the “Fund”)

and the Highland Funds I Prospectus (the “Prospectus”),

each dated October 31, 2018, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus and the Prospectus and should be read in conjunction with the Summary Prospectus and the Prospectus. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus and the Prospectus.

1.

Effective April 8, 2019, BNY Mellon replaced State Street Bank and Trust Company (“State Street”) as Custodian of each of the series of Highland Funds I included in the Prospectus (the “Funds”). Accordingly, effective immediately, the following changes shall be made the Prospectus.

a.	On page 91 of the Prospectus, the information under the heading “Custodian” is hereby deleted and replaced with the following:

BNY Mellon

240 Greenwich Street

New York, New York 10286

b.	All other references to State Street as custodian to the Funds are hereby removed from the Prospectus.

2.

Effective immediately, Andrew Hilgenbrink will no longer serve as a portfolio manager for the Fund. All references to Mr. Hilgenbrink contained in the Fund’s Summary Prospectus and the Prospectus are hereby deleted.

3.	Effective immediately, Nate Burns has been added as a portfolio manager for the Fund. Accordingly, effective immediately, the following changes are made to the Summary Prospectus and the Prospectus.

a.	The sub-section entitled “Portfolio Management” within the summary section of the Prospectus for the Fund is hereby deleted in its entirety and replaced with the following:

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Managers	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	Less than 1 year	President and Co-Founder
Nate Burns	Less than 1 year	Managing Director

b.

Effective immediately, the following paragraph is added to the section entitled “Long/Short Healthcare Fund” under the heading “Management of the Funds – About the Funds’ Portfolio Managers – Portfolio Manager Biographies” on page 61 of the Prospectus:

Mr. Burns is a Managing Director at Highland and a Portfolio Manager with the Adviser. Prior to joining Highland in 2013, he was an Associate at Ripplewood Holdings, a global private equity firm focused on control-oriented buyout, distressed and special situation investments. Prior to joining Ripplewood, he was an Analyst in the Global Technology Mergers & Acquisitions group at Lehman Brothers. Mr. Burns serves on the Board of Directors of Oasis I Limited. Mr. Burns received a B.S. in Analytical Finance and Economics, summa cum laude, from Wake Forest University and an MBA, with Honors and Distinction, from Columbia Business School. Mr. Burns has also earned the right to use the Chartered Financial Analyst designation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS AND THE PROSPECTUS FOR FUTURE REFERENCE

HFI-PRO-SUPP2-0419